UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☐

Filed by a Party other than the Registrant ☒

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

THE WALT DISNEY COMPANY

(Name of Registrant as Specified In Its Charter)

Blackwells Capital LLC

Blackwells Onshore I LLC

Jason Aintabi

Craig Hatkoff

Leah Solivan

Jessica Schell

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

☐	Fee paid previously with preliminary materials.

On February 26, 2024, Blackwells Capital LLC (“Blackwells”) posted on its website, https://thefutureofdisney.com/, a presentation that discusses, among other things, Blackwells’ vision for the future of technology at The Walt Disney Company. A copy of the presentation is attached hereto as Exhibit 1. Also on February 26, 2024, Blackwells issued a press release directing shareholders to the presentation, a copy of which is attached as Exhibit 2.

1

IMPORTANT ADDITIONAL INFORMATION

Blackwells Onshore I LLC, Blackwells Capital LLC, Jason Aintabi, Craig Hatkoff, Jessica Schell and Leah Solivan (collectively, the “Participants”) are participants in the solicitation of proxies from the shareholders of The Walt Disney Company (the “Company”) for the 2024 Annual Meeting of Shareholders. On February 6, 2024, the Participants filed with the U.S. Securities and Exchange Commission (the “SEC”) their definitive proxy statement and accompanying GREEN Proxy Card in connection with their solicitation of proxies from the shareholders of the Company for the 2024 Annual Meeting of Shareholders. All shareholders of the Company are advised to read the definitive proxy statement, the accompanying GREEN proxy card and other documents related to the solicitation of proxies by the Participants, as they contain important information, including additional information related to the Participants and their direct or indirect interests in the Company, by security holdings or otherwise.

The definitive proxy statement and an accompanying GREEN proxy card will be furnished to some or all of the Company’s shareholders and is, along with other relevant documents, publicly available at no charge on the SEC’s website at http://www.sec.gov/. In addition, the Participants will provide copies of the definitive proxy statement without charge, when available, upon request. Requests for copies should be directed to Blackwells Onshore I LLC.

2

Exhibit 1

ISNEY COMPANY THE FUTURE OF TECHNOLOGY AT THE WALT DISNEY COMPANY Excerpt of Blackwells’ investor presentation that will be released in the coming days. This excerpt and the full presentation, when available, can be found at https://thefutureofdisney.com/ BLACKWELLS CAPITAL ON: JOIN US IN REIMAGINEERING THE FUTURE!

The views expressed in this presentation (the “Presentation”) represent the opinions of Blackwells Capital LLC and/or certain of its affiliates (“Blackwells”) and the investment funds it manages that hold shares in The Walt Disney Company (the “Company”, “Disney” or “DIS”) . The Presentation is for informational purposes only, and it does not have regard to the specific investment objective, financial situation, suitability or particular need of any specific person who may receive the Presentation and should not be taken as advice on the merits of any investment decision . The views expressed in the Presentation represent the opinions of Blackwells and are based on publicly available information with respect to the Company and from other third - party reports . Blackwells recognizes that there may be confidential information in the possession of the Company that could lead it or others to disagree with Blackwells’ conclusions . Blackwells reserves the right to change any of its opinions expressed herein at any time as it deems appropriate and disclaims any obligation to notify the market or any other party of any such change, except as required by law . The information contained herein is current only as of the date of this Presentation . Blackwells disclaims any obligation to update the information or opinions contained herein . Certain financial projections and statements made herein have been derived or obtained from filings made with the U . S . Securities and Exchange Commission (“SEC”) or other regulatory authorities and from other third - party reports . Neither Blackwells nor any of its affiliates shall be responsible or have any liability for any misinformation contained in any SEC or other regulatory filing or third - party report . Select figures included in this Presentation have not been calculated using generally accepted accounting principles (“GAAP”) and have not been audited by independent accountants . Such figures may vary from GAAP accounting in material respects and there can be no assurance that the unrealized values reflected within such materials will be realized . This Presentation does not recommend the purchase or sale of any security, and should not be construed as legal, tax, investment or financial advice, and the information contained herein should not be taken as advice on the merits of any investment decision . The information contained in this Presentation is provided merely as information, and this Presentation is not intended to be, nor should it be construed as, an offer to sell or a solicitation of an offer to buy any security . Funds, investment vehicles, and accounts managed by Blackwells currently beneficially own shares of common stock, par value $ 0 . 01 per share, of the Company (“Shares”) . These funds, investment vehicles, and accounts are in the business of trading – buying and selling – securities and intend to continue trading in the securities of the Company . You should assume such funds, investment vehicles, and accounts will from time to time sell all or a portion of their holdings of the Company in open market transactions or otherwise, buy additional Shares (in open market or privately negotiated transactions or otherwise), or trade in options, puts, calls, swaps or other derivative instruments relating to such Shares, regardless of the views expressed in this Presentation . Blackwells reserves the right to take any actions with respect to investments in the Company as it may deem appropriate, including, but not limited to, communicating with the Company’s management, the Company’s board of directors, other investors and shareholders, stakeholders, industry participants, and/or interested or relevant parties about the Company or seeking representation constituting a minority of the Company’s board of directors, and to change its intentions with respect to its investments in the Company at any time and disclaims any obligation to notify the market or any other party of any such changes or actions, except as required by law . Although Blackwells believes the statements made in this Presentation are substantially accurate in all material respects and do not omit to state material facts necessary to make those statements not misleading, Blackwells makes no representation or warranty, express or implied, as to the accuracy or completeness of those statements or any other written or oral communication it makes with respect to the Company and any other companies mentioned, and each of Blackwells, the other Participants (as defined below) and their respective affiliates expressly disclaim any liability relating to those statements or communications (or any inaccuracies or omissions therein) . Thus, shareholders and others should conduct their own independent investigation and analysis of those statements and communications and of the Company and any other companies to which those statements or communications may be relevant . This Presentation contains forward - looking statements . All statements contained herein that are not clearly historical in nature or that necessarily depend on future events are forward - looking, and the words “anticipate,” “believe,” “expect,” “potential,” “could,” “intend,” “project,” “will,” “may,” “would,” “opportunity,” “estimate,” “plan,” and similar expressions are generally intended to identify forward - looking statements . The projected results and statements contained herein that are not historical facts are based on current expectations, speak only as of the date of these materials and involve risks, uncertainties and other factors that may cause actual results, performances or achievements to be materially different from any future results, performances or achievements expressed or implied by such projected results and statements . Assumptions relating to the foregoing involve judgments with respect to, among other things, future economic competitive and market conditions and future business decisions, all of which are difficult or impossible to predict accurately and many of which entail risks and uncertainties and are beyond the control of Blackwells . 2 STRICTLY CONFIDENTIAL & TRADE SECRET Though this Presentation may contain projections, nothing in this Presentation is, or is intended to be, a prediction of the future trading price or market value of securities of the Company . Accordingly, there is no assurance or guarantee with respect to the prices at which any securities of the Company will trade, and such securities may not trade at prices that may be implied herein . The estimates, projections and potential impact of the opportunities identified by Blackwells herein are based on assumptions that Blackwells believes to be reasonable as of the date of the Presentation, but there can be no assurance or guarantee that (i) any of the proposed actions set forth in this Presentation will be completed, (ii) the actual results or performance of the Company will not differ, and such differences may be material, or (iii) any of the assumptions provided in this Presentation are accurate . There can be no assurance that the projected results or forward - looking statements included herein will prove to be accurate, and therefore actual results could differ materially from those set forth in, contemplated by, or underlying these forward - looking statements . In light of the significant uncertainties inherent in the projected results and forward - looking statements included herein, the inclusion of such information should not be regarded as a representation as to future results or that the objectives and strategic initiatives expressed or implied by such projected results and forward - looking statements will be achieved . Blackwells will not undertake and specifically declines any obligation to disclose the results of any revisions that may be made to any projected results or forward - looking statements herein to reflect events or circumstances after the date of such projected results or statements or to reflect the occurrence of anticipated or unanticipated events . Blackwells has neither sought nor obtained the consent from any other third party to use any statements or information contained herein that have been obtained or derived from statements made or published by such third parties, nor has it paid for any such statements . Any such statements or information should not be viewed as indicating the support of such third parties for the views expressed herein . Blackwells does not endorse third - party estimates or research which are used in this Presentation, and such use is solely for illustrative purposes . No warranty is made that data or information, whether derived or obtained from filings made with the SEC or any other regulatory agency or from any third party, are accurate . Past performance is not an indication of future results . This Presentation may contain citations or links to articles and/or videos (collectively, “Media”) . The views and opinions expressed in such Media or those of the author(s)/speaker(s) referenced or quoted in such Media, unless specifically noted otherwise, do not necessarily represent the opinions of Blackwells . All registered or unregistered service marks, trademarks and trade names referred to in this Presentation are the property of their respective owners, and Blackwells’ use herein does not imply an affiliation with or endorsement by, the owners of these service marks, trademarks and trade names . Some of the materials in this Presentation are copyrighted by Blackwells and portions are copyrighted by others and are used with their permission . Blackwells Onshore I LLC, Blackwells Capital LLC, Jason Aintabi, Craig Hatkoff, Jessica Schell and Leah Solivan (collectively, the “Participants”) are participants in the solicitation of proxies from the shareholders of the Company for the 2024 Annual Meeting of Shareholders (the “Annual Meeting”) . On February 6 , 2024 , the Participants filed with the SEC their definitive proxy statement and accompanying GREEN Proxy Card in connection with their solicitation of proxies from the shareholders of the Company for the 2024 Annual Meeting . All shareholders of the Company are advised to read the definitive proxy statement, the accompanying GREEN proxy card and other documents related to the solicitation of proxies by the Participants, as they contain important information, including additional information related to the Participants and their direct or indirect interests in the Company, by security holdings or otherwise . The definitive proxy statement and an accompanying GREEN proxy card will be furnished to some or all of the Company’s shareholders and are, along with other relevant documents, publicly available at no charge on the SEC’s website at http : //www . sec . gov/ . In addition, the Participants will provide copies of the definitive proxy statement without charge, when available, upon request . Requests for copies should be directed to Blackwells Onshore I LLC . DISCLAIMER

# DISNEY'S TECHNOLOGICAL EFFORTS HAVE FALLEN SHORT

## Disney faces the following significant technological issues:

### 1 Fragmentation

**Severe technological fragmentation between Disney's segments and sub-segments**

- Presently there is limited cohesion in the technological offices within Disney's segments
- Resulting in untapped potential for new idea generation and overlooked synergistic potential

### 2 Unhurried Innovation

**Consistently behind the technological advancement curve**

- Disney has become increasingly reactionary to technological progression
- Evidenced by how Disney blundered the consumer shift to streaming content

### 3 Missing Native Technology Stack

**Disney bolts on technological services, rather than developing them from the ground-up**

- Lacks an integrated way to address technological opportunities and challenges
- Resulting in a limited understanding and implementation of nascent technologies

### 4 Spatial Computing (AR/VR) & AI (1) Mediocrity

**Technological leadership not viewed as a top priority within the organization**

- Satisfied with providing content rather than striving to be a technology leader
- No clear strategy on how to improve technological position and leadership

***An independent technology expert on Disney's Board is a must have, not just a nice to have***

Source: Blackwells and Company filings. Note: (1) AR is an acronym for augmented reality; VR is an acronym for virtual reality; AI is an acronym for artificial intelligence.

BW BLACKWELLS CAPITAL

STRICTLY CONFIDENTIAL & TRADE SECRET

3

# DISNEY'S TECHNOLOGY DEPARTMENTS ARE FRAGMENTED

**1**

**Eliminating technological fragmentation is a necessary first step**

**Disney's CTOs are buried under a corporate bureaucracy**

**Multiple CTO positions must be rationalized**


Robert Iger
CEO
Disney Entertainment
ESPN
Alan Bergman
Co-Chairman Disney Entertainment, The Walt Disney Company
Dana Walden
Co-Chairman Disney Entertainment, The Walt Disney Company
James Pitaro
Chairman ESPN, The Walt Disney Company
Josh D'amaro
Chairman, Disney Experiences
Blackwells Suggests a New Overarching CTO
Aaron Laberge
CTO, Disney Entertainment, ESPN
Gail Evans
CTO, Disney Parks, Experiences and Products

Source: Company filings, website, and press releases.

BW BLACKWELLS CAPITAL
STRICTLY CONFIDENTIAL & TRADE SECRET
4

# DISNEY'S TECHNOLOGY DEPARTMENTS ARE FRAGMENTED (Cont'd)

1

## Disney's peers are focused on fragmentation. Why isn't Disney?

### NETFLIX

CEO

CTO *(within C-Suite)*

Single Operating Segment

- Film/TV Content
- Apps for Consumers
- Apps for Producers
- Games

*"Companies rarely die from moving too fast, and they frequently die from moving too slowly."*
*– Reed Hastings, CEO*

### amazon

CEO

*Not within C-Suite, although all segments covered by same CTO*

CTO

| North America | International | AWS (1) |
| --- | --- | --- |
| • Online<br>• Physical Consumer Goods<br>• Prime<br>• Kindle<br>• Advertising | • Online<br>• Physical Consumer Goods<br>• Prime<br>• Kindle<br>• Advertising | • Data Storage<br>• SaaS |

*"A company shouldn't get addicted to being shiny, because shiny doesn't last."*
*– Jeff Bezos, Founder and Executive Chairman*

### Apple

CEO

SVP Software Engineering | SVP Hardware Technologies | SVP ML and AI | SVP Hardware Technologies

*All Within C-Suite*

Five Geographic Based Operating Segments (2)

- Products (iPhone, Mac, iPad, Wearables and home accessories)
- Services (Adverting, AppleCare, Cloud Services, Digital Content, Payment Services)

*"One thing is that we're not fragmented."*
*– Tim Cook, CEO*

Source: Netflix, Amazon, and Apple 10K filings, website, and press releases. Note: (1) Amazon Web Service. (2) Americas, Europe, Greater China, Japan, and Rest of Asia Pacific.

BW BLACKWELLS CAPITAL

STRICTLY CONFIDENTIAL & TRADE SECRET

5

# DISNEY INNOVATES FAR LESS THAN PEERS

2

**Disney's disclosures on R&D initiatives are anemic. Perhaps this is because they know they are falling short**

**Disney meaningfully underspends on research and development in comparison to its peers**

**Disney will never be valued as a technology firm, until it begins to think like a technology firm**

**Average Annual Research and Development Spend as % of Revenue**


amazon
14% - 15% (1)
NETFLIX
8% - 9% (2)
7% - 8%
Disney
1% - 2%

Source. Disney, Amazon, Netflix and Apple filings and Thales. Note: (1) Technology and Infrastructure expenses used as a proxy for Research and Development. (2) Technology and Infrastructure expenses used as a proxy for Research and Development.

BW BLACKWELLS CAPITAL
STRICTLY CONFIDENTIAL & TRADE SECRET
6

THE TIME IS NOW • The technology landscape is accelerating at an exponential rate and the opportunity is for Disney to be technology native, instead of bolting on technology services across fragmented platforms • AI is a transformative technology in the same way the Internet was in the 1990’s • Disney has the opportunity to wholeheartedly embrace, and invest in being AI native , leveraging VR and AR, and being one of a handful of pioneers in spatial computing • The Company has the potential to be a tech - forward innovator, meeting the consumer where they are, and delivering its beloved content across next generation platforms Disney should be dominating in the fields of spatial computing and AI Few companies have the potential of Disney to synthesize revolutionizing technologies and relate them to consumers with the impact, and ROI, that Disney can 2 7 STRICTLY CONFIDENTIAL & TRADE SECRET

… For Disney to regain status and to achieve dominance, its next CEO must have their roots in technology Source: CEOWORLD Magazine - World’s Most Influential and Innovative Companies, 2024. LEGACY TECHNOLOGY INFRASTRUCTURE MUST BE REBUILT 3 Disney’s lack of investment and lack of focus have left us with a lot of ground to catch up on Technology must underpin everything Disney does 8 STRICTLY CONFIDENTIAL & TRADE SECRET

# DISNEY NEEDS A TECHNOLOGY NATIVE STACK

**Technology reorganization that emphasizes a native stack provides for personalization of consumer experience**

**3**

Next-Gen Platforms

Streaming | Apps | Media | Parks

New Technology

| Artificial Intelligence (AI) | Spatial Computing: Virtual Reality (VR) | Spatial Computing: Augmented Reality (AR) |
|---|---|---|
| Examples:<br>• ChatGPT with Disney characters<br>• Agents to book travel<br>• AI Assistants to navigate park visits, crowd control, book rides (i.e., AI-guided GPS for Parks) | Examples:<br>• VR experiences that are content and character-based<br>• 3D Lightsaber spar with a Jedi on the holodeck<br>• Integrations with sandbox platforms<br>• HoloTile technology | Examples:<br>• AR applications to overlay Mickey Mouse Clubhouse, characters and content on app and in-home |

Artificial Intelligence

Infrastructure

Data Store/Cloud Services/Training Models/Character Factory

BW BLACKWELLS CAPITAL
STRICTLY CONFIDENTIAL & TRADE SECRET
9

MEDIOCRITY IN SPATIAL COMPUTING & ARTIFICAL INTELLIGENCE Disney’s peers have been innovating in AI and spatial computing far quicker than Disney and are leading the sectors Spatial computing, has far more relevance to Disney than it does to either Apple or Meta Disney understands the risks of mediocrity, but not the opportunities Source: Wall Street Journal and Amazon Company materials. 4 10 STRICTLY CONFIDENTIAL & TRADE SECRET

Its Photopass Lenses and AR filters are the same technology that has been prevalent in apps such as Snapchat for years DISNEY PHOTOPASS LENSES AR - ENABLED SHORT FILMS DISNEY’S INITIATIVES SHOULD BE FAR MORE IMPRESSIVE 4 Source: Company materials. 11 STRICTLY CONFIDENTIAL & TRADE SECRET

DISNEY’S INITIATIVES SHOULD BE FAR MORE IMPRESSIVE (Cont’d) HOLOTILE DISNEY+ ON APPLE VISION PRO Disney’s cutting - edge AI and spatial computing initiatives are stale at best, and follow a reactionary trend Disney should be dominating in these fields and yet it seems they are being dominated 4 Source: Company materials. 12 STRICTLY CONFIDENTIAL & TRADE SECRET

• Disney must produce an artificial intelligence strategy, and share elements of that strategy with its shareholders • Disney must leverage its customer experience data to guide creative endeavors, physical and virtual experiences, and content strategies • Once Disney’s technology mindset is properly emphasized, artificial intelligence will become the apex Lighthouse 13 STRICTLY CONFIDENTIAL & TRADE SECRET CASE STUDY: DISNEY’S ARTIFICAL INTELLIGENCE FLYWHEEL Disney’s ability to engage with customers on so many economic levels is a time - tested flywheel. Artificial intelligence supercharges the flywheel’s rotational speed

CASE STUDY: DISNEY AS AN AI LEADER ( Cont’d ) 14 STRICTLY CONFIDENTIAL & TRADE SECRET • Real - Time Crowd Management : Implement AI algorithms to analyze foot traffic patterns within the park in real - time - Disney can dynamically adjust the flow of guests, redistributing crowds to alleviate congestion in popular areas and optimizing the overall park experience • Personalized Guest Recommendations : Utilize AI - driven recommendation systems to provide personalized suggestions to park visitors based on their preferences, historical data, and current location • Predictive Maintenance : Employ AI predictive maintenance algorithms to monitor the condition of park facilities, rides, and infrastructure to anticipate potential issues before they occur, reducing downtime, and ensuring that attractions are operational • Optimized Staff Allocation : Utilize AI - powered workforce management systems to optimize staffing levels across different areas of the park to efficiently allocate staff resources to ensure that each section of the park is adequately staffed • Dynamic Pricing Strategies : Implement AI - driven dynamic pricing strategies to optimize ticket pricing and incentivize visits during off - peak times. Disney can adjust ticket prices in real - time to balance supply and demand, maximize revenue, and distribute crowds more evenly throughout the day and across seasons

# CASE STUDY: SPATIAL COMPUTING



Introducing the Holo Kingdom!

- Disney has the unique opportunity to become a technological innovator in holographic environments
- A four-wall holographic environment may be just the beginning of Disney's next-gen interactive offerings. Disney's current HoloTile, however, is uninspiring
- Disney guests should already be having a 3D lightsaber spar with a Jedi on Tatooine, and traversing the African plains with Simba and Nala
- Until Disney thinks like a technology firm it will not be valued like a technology firm

BW BLACKWELLS CAPITAL
STRICTLY CONFIDENTIAL & TRADE SECRET
15

Disney should make changes at the organizational level to support a technology - native transformation • Corporate CTO : Technology office that spans across all Disney assets and business segments • NOT just for Entertainment and Sports as currently structured • NOT just IT and tech support • An innovation driving arm • Venture Arm : A single investment vehicle (not fragmented across divisions) to invest in early - stage companies and technologies, which complement the business • Focus on acquisition and talent targets • Imagineering : Elevate Imagineering into the corporate innovation arm (not just focused on experiences) to drive company - wide innovation 16 STRICTLY CONFIDENTIAL & TRADE SECRET A cohesive, comprehensive, and fully integrated technology strategy is the underpinning that is necessary to drive shareholder value DISNEY WON’T BE VALUED AS A TECH COMPANY UNTIL IT THINKS LIKE ONE…

Although Disney prides itself on innovation, it lacks meaningful entrepreneurship experience on the Board The Board today has an abundance of former large company CEOs and executives from industries such as automobile manufacturing, pharmaceuticals, banking, and corporate infrastructure technology, but only one technology entrepreneur, Amy L. Chang 17 STRICTLY CONFIDENTIAL & TRADE SECRET Venture Capital Experience? Technology Entrepreneurship Experience? ᴟᴟ ᴟᴟ Safra Catz ᴟᴟ ᴟᴟ Francis De Souza ᴟᴟ ᴟᴟ Michael Froman ᴟᴟ ᴟᴟ James Gorman ᴟᴟ ᴟᴟ Mark Parker ض ض Amy Chang ᴟᴟ ᴟᴟ Calvin McDonald ᴟᴟ ᴟᴟ Mary Barra ᴟᴟ ᴟᴟ Carolyn Everson ض ᴟᴟ Robert Iger ᴟᴟ ᴟᴟ Jeremy Darroch ᴟᴟ ᴟᴟ Maria Lagomasino ᴟᴟ ᴟᴟ Derica Rice …AND IT WILL NOT THINK LIKE ONE WITHOUT ADDING EXPERTISE Source: Company filings.

DISNEY MUST DOUBLE DOWN ON INNOVATION Fortune 500 Rank Product Rank Process Rank Culture Rank Name Rank 8 2 29 30 Alphabet 1 136 16 16 9 Salesforce 2 14 3 52 57 Microsoft 3 91 6 35 37 Oracle 4 49 4 55 49 IBM 5 3 1 47 122 Apple 6 31 7 54 52 Dell Technologies 7 - 28 23 14 Munchkin 8 23 8 39 65 Verizon 9 108 19 37 31 Capital One Financial 10 … 15 21 154 85 Cardinal Health 62 53 21 201 211 Walt Disney 63 18 STRICTLY CONFIDENTIAL & TRADE SECRET Disney consistently receives terrible rankings in surveys identifying innovative and influential companies. The narrative will only change when the culture changes. And, Disney’s culture needs to have a greater focus on technology If this wasn’t one of the biggest issues facing Disney, Disney’s share price would be substantially higher, and its perception in the marketplace would be much brighter Source: Fortune – America’s Most Innovative Companies.

# LEAH SOLIVAN KNOWS ABOUT TECHNOLOGY & INNOVATION

**Blackwells' board nominee, Leah Solivan, has built her career at the fore front of technological thought. As both a founder and an investor Leah knows how to identify, create, build, and support tech initiatives at any stage in their life cycles**



taskrabbit

Fuel Capital

YPO

## Executive Experience

- Managing Director at Fuel Capital L.P., a venture capital firm investing in consumer, software as a service (SaaS) and infrastructure companies, where she manages three high performing funds, with over seven unicorn companies across the portfolio
- Ms. Solivan created TaskRabbit, Inc. a pioneering on-demand marketplace company she founded in 2008
- As TaskRabbit's CEO and Chair for eight years, she scaled the company into an international business with operations in 44 cities and more than $50 million in venture capital funding
- Fast Company named her one of the "100 Most Creative People in Business"

## Skills Matrix

| | |
|---|---|
| Entrepreneurship | ✓ |
| Early stage investing experience | ✓ |
| Strategic Thinking | ✓ |
| Industry Experience | ✓ |
| Visionary Leadership | ✓ |
| Technical Knowledge | ✓ |
| Digital Transformation Leadership | ✓ |
| Tech Ecosystem Connectivity | ✓ |

BW BLACKWELLS CAPITAL

STRICTLY CONFIDENTIAL & TRADE SECRET

19

# DISNEY SHOULD AIM TO BE ONE OF THE MOST VALUABLE COMPANIES IN THE WORLD

**Since the beginning of 2023 the largest tech companies have added over $5.2 trillion to their cumulative market caps after announcing major AI initiatives. Artificial intelligences' impact on Disney – is at minimum – comparable to its impact at large tech companies**

***The Effects of AI on the Largest Tech Companies***


$2.1
$2.8
$1.8
$3.0
$1.1
$1.8
$0.9
$1.8
$0.4
$1.9
Microsoft
Google
amazon
NVIDIA
Jan-23
Current

***Disney's Potential - Just by Playing Catch-up[1]***


$107.74
$156.84
$246.96
Current Share Price
Low End: 46% Increase from AI
High End: 129% Increase from AI

Source: Capital IQ, Accel Euroscape Note (1) Inferred based on the AAPL, MSFT, GOOG, AMZN, NVDA share price appreciation from January 2023 to current applied to DIS' share price. In calculating the percentage increase AI has had on the respective companies we used two different weighted average methods. One method weighted the percentage increase based on the current market capitalizations resulting in a weighted average of 129% and the second method weighted the percentage increase based on each company's respective market capitalizations from January 2023. The weighted averages were done to account for Nvidia's rapid growth.

BW BLACKWELLS CAPITAL
STRICTLY CONFIDENTIAL & TRADE SECRET
20

THE FUTURE OF TECHNOLOGY STARTS TODAY Disney’s potential in the AI and spatial computing spaces cannot be understated. Blackwells’ five step plan to ensure tech dominance is as follow: Elect Blackwells’ nominee Leah Solivan to the Board to increase technology and entrepreneurship experience and expertise 1 Begin to adopt and preach the Technology Native Stack and mindset 2 Employ and install an overarching CTO over all Disney segments 3 Unlock trapped value on Disney’s balance sheet to deploy additional capital towards innovation with a focus on spatial computing and AI 4 Disney must produce an artificial intelligence strategy, and share elements of that strategy with its shareholders 5 21 STRICTLY CONFIDENTIAL & TRADE SECRET

22 STRICTLY CONFIDENTIAL & TRADE SECRET

Exhibit 2

Blackwells Capital Releases its Vision for the Future of Technology at Disney

Excerpt from its Upcoming Investor Presentation Available at www.TheFutureOfDisney.com

Blackwells’ CIO Releases Video Discussing Key Aspects of its Campaign Available At www.TheFutureOfDisney.com and on YouTube

Shareholders Should Vote FOR Blackwells’ Nominees Jessica Schell, Craig Hatkoﬀ and Leah Solivan on the GREEN Proxy Card

NEW YORK, February 26, 2024 – Blackwells Capital, LLC (“Blackwells”), a shareholder of The Walt Disney Company (“Disney” or the “Company”) (NYSE:DIS), today released an excerpt from its upcoming investor presentation that details Blackwells’ vision for the future of technology at Disney. In this presentation excerpt, available at www.TheFutureOfDisney.com, Blackwells presents a 5-point strategic plan to recapture lost ground, and identifies current technological shortcomings at Disney, including:

●	Fragmentation
●	Unhurried Innovation
●	Missing Native Technology Stack
●	Spatial Computing and AI Mediocrity

“Disney should be dominating in the fields of spatial computing and AI. Few companies have the potential of Disney to synthesize these revolutionizing technologies, and relate them to consumers with the impact, and ROI, that Disney can. Spatial Computing has far more relevance to Disney than it does to either Apple or Meta, for example,” said Jason Aintabi, Chief Investment Officer of Blackwells.

“Electing Leah Solivan to the board of Disney, will add considerable technological and entrepreneurial expertise, and drive greater management accountability around Disney’s adoption of transformative technologies,” continued Mr. Aintabi.

To learn more about all three of Blackwells’ nominees Jessica Schell, Craig Hatkoﬀ and Leah Solivan, we encourage shareholders to visit www.TheFutureOfDisney.com. Our campaign website includes materials for shareholders to evaluate and help make the best voting decisions.

Disney Shareholders – Please vote your proxy today on the GREEN universal proxy card “FOR” each of the Blackwells nominees and the Blackwells proposal.

If you have any questions about voting your proxy or need replacement proxy materials, contact:

Morrow Sodali LLC

+1 (800) 662-5200 (toll-free for shareholders)

+1 (203) 658-9400 (call collect for banks, brokers, trustees and other nominees)

Blackwells@morrowsodali.com

About Blackwells Capital

Blackwells Capital was founded in 2016 by Jason Aintabi, its Chief Investment Officer. Since that time, it has made investments in public securities, engaging with management and boards, both publicly and privately, to help unlock value for stakeholders, including shareholders, employees and communities. Throughout their careers, Blackwells’ principals have invested globally on behalf of leading public and private equity firms and have held operating roles and served on the boards of media, energy, technology, insurance and real estate enterprises. For more information, please visit www.blackwellscap.com.

Contacts

Media:

Gagnier Communications

Dan Gagnier & Riyaz Lalani

646-569-5897

blackwells@gagnierfc.com

Shareholders:

Morrow Sodali

Michael Verrechia & William Dooley

(800) 662-5200

blackwells@morrowsodali.com

IMPORTANT ADDITIONAL INFORMATION

Blackwells Onshore I LLC, Blackwells Capital LLC, Jason Aintabi, Craig Hatkoﬀ, Jessica Schell and Leah Solivan (collectively, the “Participants”) are participants in the solicitation of proxies from the shareholders of The Walt Disney Company (the “Company”) for the 2024 Annual Meeting of Shareholders. On February 6, 2024, the Participants filed with the U.S. Securities and Exchange Commission (the “SEC”) their definitive proxy statement and accompanying GREEN Proxy Card in connection with their solicitation of proxies from the shareholders of the Company for the 2024 Annual Meeting of Shareholders. ALL SHAREHOLDERS OF THE COMPANY ARE ADVISED TO READ THE DEFINITIVE PROXY STATEMENT, THE ACCOMPANYING GREEN PROXY CARD AND OTHER DOCUMENTS RELATED TO THE SOLICITATION OF PROXIES BY THE PARTICIPANTS, AS THEY CONTAIN IMPORTANT INFORMATION, INCLUDING ADDITIONAL INFORMATION RELATED TO THE PARTICIPANTS AND THEIR DIRECT OR INDIRECT INTERESTS IN THE COMPANY, BY SECURITY HOLDINGS OR OTHERWISE.

The definitive proxy statement and an accompanying GREEN proxy card will be furnished to some or all of the Company’s shareholders and is, along with other relevant documents, publicly available at no charge on the SEC’s website at http://www.sec.gov/. In addition, the Participants will provide copies of the definitive proxy statement without charge, when available, upon request. Requests for copies should be directed to Blackwells Onshore I LLC.